Exhibit 99.2

October 28, 2015 Management Presentation Third Quarter 2015 Results

2 FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation, including our “ 2015 Financial Outlook”, contains forward - looking statements . The Company’s representatives may also make forward - looking statements orally from time to time . Statements in this presentation that are not historical facts, including statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward - looking statements . These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section . Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any . Forward - looking statements involve inherent risks and uncertainties . A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements . Such risk factors include, but are not limited to, the following : • risks associated with the SEC’s ongoing investigation and the related class action litigation claims ; • risks associated with severe effects of international, national and regional economic downturn ; • the Company’s ability to attract new clients and retain existing clients; • the spending patterns and financial success of the Company’s clients; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent pa yme nt obligations when due and payable, including but not limited to those relating to “put” option rights and deferred acquisition co nsideration; • the successful completion and integration of acquisitions which compliment and expand the Company’s business capabilities; an d • foreign currency fluctuations. The Company’s business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry . The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership . At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions . These opportunities require confidentiality and may involve negotiations that require quick responses by the Company . Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities . Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10 - K under the caption “Risk Factors” and in the Company’s other SEC filings .

3 • Industry leading topline growth continues • Adjusted EBITDA growth and margin expansion now reflecting the recognition of incremental revenue from recent new business • Clear visibility for continued market share gains from strong new business results and robust pipeline of pitches • Ongoing progress across key strategic growth initiatives such as International, Media Buying & Planning, and Data Science & Technology • Continued focus on prudent capital allocation and achievement of leverage target • On track to deliver on financial targets THIRD QUARTER 2015 SUMMARY

4 • Organic revenue growth of 5.7%, after a roughly 400 basis points reduction from significantly lower billable pass - through costs • Revenue increased 6.1% to $328.4 million from $309.4 million • Net loss attributable to MDC Partners of ($8.6) million versus ($4.9) million a year ago • Adjusted EBITDA increased 24.6% to $53.5 million from $42.9 million • Adjusted EBITDA margin at 16.3% versus 13.9% a year ago • Net new business wins of $34.1 million • Adjusted EBITDA Available for General Capital Purposes increased 100.3 % to $30.9 million from $15.4 million • Declared cash dividend of $0.21 per share THIRD QUARTER 2015 FINANCIAL HIGHLIGHTS

5 • Organic revenue growth of 7.1%, after a roughly 170 basis points reduction from significantly lower billable pass - through costs • Revenue increased 9.5% to $967.2 million from $883.6 million • Net loss attributable to MDC Partners of ($11.1) million versus income of $2.7 million a year ago • Adjusted EBITDA increased 3.5% to $132.1 million from $127.6 million • Adjusted EBITDA margin at 13.7% versus 14.4% a year ago • Net new business wins of $89.4 million • Adjusted EBITDA Available for General Capital Purposes increased 1.8% to $68.9 million from $67.7 million YEAR - TO - DATE FINANCIAL HIGHLIGHTS

6 Note: Actuals may not foot due to rounding CONSOLIDATED REVENUE AND EARNINGS (US$ in millions, except percentages) 2015 2014 2015 2014 Revenue 328.4$ 309.4$ 6.1% 967.2$ 883.6$ 9.5 % Operating Expenses Cost of services sold 212.9 205.5 3.6% 648.4 575.9 12.6 % Office and general expenses 78.8 70.8 11.3% 206.2 213.6 (3.5) % Depreciation and amortization 13.1 11.7 12.0% 39.4 32.1 22.8 % Operating Profit 23.6 21.3 10.7% 73.3 62.0 18.1 % Other, net (15.6) (9.6) (29.3) (8.6) Interest expense and finance charges (14.6) (14.0) (43.0) (40.7) Interest income 0.1 0.1 0.3 0.3 Income tax benefit (expense) 1.2 0.3 0.6 (2.8) Equity in earnings of non-consolidated affiliates 0.2 0.1 0.6 0.2 Income (loss) from Continuing Operations (5.2) (1.9) 2.5 10.5 Loss from discontinued operations, net of taxes (1.3) (1.4) (6.3) (3.0) Net Income (loss) (6.5) (3.2) (3.8) 7.5 Net income attributable to non- (2.1) (1.7) (7.3) (4.8) controlling interests Net Income (loss) Attributable to MDC Partners Inc. (8.6)$ (4.9)$ (11.1)$ 2.7$ % Change Three Months Ended September 30, Nine Months Ended September 30, % Change

7 • Q3 2015 revenue of $328.4 million represents 6.1% YoY growth • Strength across disciplines, most notably Advertising and Technology & Data Science, slightly offset by declines in Experiential, Promotions and Design • Geographical growth led by the US and ROW, offset by declines in Canada SUMMARY OF SEGMENT RESULTS - REVENUE Note: Actuals may not foot due to rounding (US$ in millions, except percentages) 2015 2014 2015 2014 Revenue Strategic Marketing Services 264.6$ 238.4$ 11.0% 775.1$ 683.3$ 13.4 % Performance Marketing Services 63.9 71.0 (10.0) % 192.2 200.3 (4.0) % Total Revenue 328.4$ 309.4$ 6.1% 967.2$ 883.6$ 9.5% % Change Three Months Ended September 30, Nine Months Ended September 30, % Change

8 ORGANIC REVENUE GROWTH BY SEGMENT Note: Actuals may not foot due to rounding • Organic growth of +5.7%; negatively impacted by roughly 400 basis points from a $6.6 million decline in billable pass - through costs • Continued double - digit organic growth in SMS driven by net new business wins • PMS negatively impacted by an $8.5 million decline in billable pass - through costs; PMS organic revenue nearly flat net of this impact Strategic Performance Weighted Strategic Performance Weighted Marketing Marketing Average Marketing Marketing Average Services Services Total Services Services Total Organic Growth 10.8% -11.4% 5.7% 10.3% -4.1% 7.1% Acquisition Growth 2.9% 5.1% 3.4% 5.4% 3.1% 4.9% Foreign Exchange Impact -2.7% -3.7% -2.9% -2.3% -3.0% -2.5% Total 11.0% -10.0% 6.1% 13.4% -4.0% 9.5% Three Months Ended September 30, Nine Months Ended September 30,

9 Q3 2015 Mix Year - over - Year Growth by Category • Fastest growing sectors: Healthcare, Automotive, Technology • Diversification continues: Top 10 clients declined to 23.5% of revenue in Q3 2015 from 25.2% a year ago (largest ~4%) THIRD QUARTER REVENUE BY CLIENT INDUSTRY * Excludes discontinued operations Note : Actuals may not foot due to rounding. Year - over - year category growth shown on a reported basis. Q3 2015 YTD 2015 Above 10% Healthcare, Automotive, Technology, Other Healthcare, Consumer Products, Technology, Automotive, Other 0% to 10% Consumer Products, Food & Beverage Food & Beverage, Communications Below 0% Communications, Retail, Financials Retail, Financials

10 ORGANIC GROWTH HIGHLIGHTS SUSTAINED MARKET SHARE GAINS Notes: (1) MDC organic growth excludes Accent (sold in Q2 2015) in all periods. (2) Peers include Omnicom, IPG, WPP, Havas and Publicis .

SUMMARY OF SEGMENT RESULTS – ADJUSTED EBITDA

(US$ in millions, except percentages)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2015	2014	% Change	2015	2014	% Change
Adjusted EBITDA						
Strategic Marketing Services	$ 50.3	$ 39.7	*26.9 %*	$ 122.4	$ 120.4	*1.7 %*
margin	*19.0%*	*16.6%*		*15.8%*	*17.6%*	
Performance Marketing Services	9.6	10.2	*(5.4) %*	30.4	32.9	*(7.7) %*
margin	*15.1%*	*14.4%*		*15.8%*	*16.4%*	
Marketing Communications	60.0	49.9	*20.3 %*	152.8	153.3	*(0.3) %*
margin	*18.3%*	*16.1%*		*15.8%*	*17.3%*	
Corporate Expenses	(14.3)	(9.1)	*57.6 %*	(29.6)	(28.1)	*5.3 %*
Profit Distributions from Affiliates	0.0	2.1	*(98.6) %*	0.2	2.5	*(94.0) %*
Other Items, net	7.8	0.0	*NM %*	8.8	0.0	*NM %*
Total Adjusted EBITDA	$ 53.5	$ 42.9	*24.6 %*	$ 132.1	$ 127.6	*3.5 %*
margin	*16.3%*	*13.9%*		*13.7%*	*14.4%*	

- **Q3 Adjusted EBITDA growth and margin expansion, as expected, due in part to successful recognition of incremental revenue from recent new business**

* Other items include (i) one-time gain related to the former CEO's repayment to the Company for certain perquisites and expenses ($1.9 million and $10.5 million for the three and nine months ended September 30, 2015, respectively); (ii) legal fees and related expenses relating to the ongoing SEC investigation ($2.7 million and $12.4 million for the three and nine months ended September 30, 2015, respectively); (iii) one-time charge for the balance of prior cash bonus award amounts paid to the former CEO and CAO ($5.8 million for the three months ended September 30, 2015) that will not be recovered; and (iv) write-off of certain assets related to the CEO and CAO termination ($1.1 million for the three months ended September 30, 2015).

Note: Actuals may not foot due to rounding

11

12 Note: Actuals may not foot due to rounding ADJUSTED EBITDA AVAILABLE FOR GENERAL CAPITAL PURPOSES (1) Adjusted EBITDA is a non GAAP measure. See schedules 2 through 5 of the Q3 2015 press release for a reconciliation of Net Income (loss) to Adjusted EBITDA. (2) Capital Expenditures, net represents capital expenditures net of landlord reimbursements . (3) Cash Interest, net & Other represents the quarterly accrual of cash interest under our Senior Notes . (4) Adjusted EBITDA Available for General Capital Purposes is a non - GAAP measure, and represents funds available for repayment of de bt, acquisitions, deferred acquisition consideration, dividends, and other general corporate initiatives. (US$ in millions) 2015 2014 2015 2014 Adjusted EBITDA (1) $53.5 $42.9 $132.1 $127.6 Net Income Attibutable to Noncontrolling Interests (2.1) (1.7) (7.3) (4.8) Capital Expenditures, net (2) (6.9) (13.0) (16.0) (18.1) Cash Taxes (0.7) (0.2) (1.4) (0.4) Cash Interest, net & Other (3) (12.9) (12.6) (38.4) (36.6) Adjusted EBITDA Available for General Capital Purposes (4) $30.9 $15.4 $68.9 $67.7 Three Months Ended September 30, Nine Months Ended September 30,

13 AVAILABLE LIQUIDITY* * Subject to available borrowings under the Credit Facility. (US$ in millions) September 30, 2015 December 31, 2014 Commitment Under Facility $325.0 $325.0 Drawn 85.3 0.0 Undrawn Letters of Credit 5.0 4.8 Funds Available Under Facility $234.7 $320.2 Total Cash & Cash Equivalents 15.8 113.3 Liquidity $250.4 $433.5

14 2015 FINANCIAL OUTLOOK Note: See appendix for definitions of non - GAAP measures Revenue Adjusted EBITDA Adjusted EBITDA Available for General Capital Purposes Implied Adjusted EBITDA Margin $1.22 billion $179.4 million $98.8 million 14.7% $1.30 to $1.33 billion $195 to $205 million $109 to $119 million 15.0% to 15.4% +6.5% to +8.5% +8.7% to +14.3% +10.3% to +20.4% +35 to +75 basis points 2014 Actuals Implied Year over Year Change 2015 Guidance

15 APPENDIX

16 TEMPORAL PUT OBLIGATIONS AND IMPACT ON EBITDA (1) This amount is in addition to $52.7 million of ( i ) options to purchase only exercisable upon termination not within the control of the Company, or death, and (ii) the excess of the initial redemption value recorded in Redeemable Noncontrolling Interests over the amount the Company would be required to pay to the holders should the Company acquire the remaining ownership interests. Incremental (US$ in millions) Cash Stock Total EBITDA in Period 2015 2.3 0.0 2.3 1.5 2016 1.9 0.0 1.9 0.0 2017 2.9 0.1 3.0 1.4 2018 1.8 0.0 1.8 0.0 Thereafter 9.6 0.0 9.6 1.4 Total $18.5 $0.1 $18.6(1) $4.3 Effective Multiple 4.3x Estimated Put Impact at September 30, 2015 Payment Consideration

17 Note: Actuals may not foot due to rounding SUMMARY OF CASH FLOW Note: Actuals may not foot due to rounding (US$ in millions) 2015 2014 Cash flows provided by (used in) continuing operating activities ($9.1) $39.0 Discontinued operations (1.3) (3.6) Net cash provided by (used in) operating activities ($10.5) $35.4 Cash flows used in continuing investing activities ($42.7) ($77.3) Discontinued operations 17.1 (2.0) Net cash used in investing activities ($25.6) ($79.2) Cash flows used in continuing financing activities ($63.6) ($15.5) Discontinued operations (0.0) (0.0) Net cash used in financing activities ($63.7) ($15.5) Effect of exchange rate changes on cash and cash equivalents $2.2 ($0.2) Net decrease in cash and cash equivalents ($97.6) ($59.5) Nine Months Ended September 30,

18 Note: Actuals may not foot due to rounding DEFINITION OF NON - GAAP MEASURES Adjusted EBITDA: Adjusted EBITDA is a non - GAAP measure, that represents operating profit plus depreciation and amortization, stock - based compensation, acquisition deal costs, deferred acquisition consideration adjustments, profit distributions from affiliates and other non - recurring items. Organic Growth: Organic revenue growth is a non - GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts. Adjusted EBITDA Available for General Capital Purposes: Adjusted EBITDA Available for General Capital Purposes is a non - GAAP measure, and represents funds available for repayment of debt, acquisitions, deferred acquisition consideration, dividends, and other general corporate initiatives . Net Bank Debt or Net Debt: Debt due pertaining to the revolving credit facility plus debt pertaining to the Senior Notes less total cash and cash equivalents. Note: A reconciliation of Non - GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on October 28, 2015.

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